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                                                               EXHIBIT NO. 23(A)

                         INDEPENDENT AUDITORS' CONSENT

THE NEW YORK TIMES COMPANY

    We consent to the incorporation by reference in this Post-Effective Amendment No. 1 Registration Statement No. 333-43369 of The New York Times Company on Form S-8 of our report dated January 27, 1999, appearing in the Annual Report on Form 10-K of The New York Times Company for the year ended December 27, 1998.

Deloitte & Touche LLP

New York, New York
December 29, 1999